UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2008

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RUDY NUTRITION
(Exact name of registrant as specified in its charter)

ACCUPOLL HOLDING CORP
(Former name of registrant as specified in its charter)

Nevada	000-32849	11-2751630
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

P.O. Box 93507, Las Vegas, NV 89118
(Address of principal executive offices, including zip code)

15101 Red Hill Ave. Suite #220, Tustin, CA  92780
(Former address of principal executive offices, including zip code)

(269) 684-4049
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4    MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01    Changes In Registrant’s Certifying Accountant

On February 4, 2008, the Company engaged Moore & Associates, Chartered (“Moore”) of Las Vegas, Nevada as its independent registered public accounting firm.  The decision to engage Moore was approved by the Board of Directors of the Company.

The resignation of the Company’s former independent registered public accounting firm was reported in its Form 8-K dated February 20, 2006 and filed February 23, 2006.

During the years ended June 30, 2005 and 2004, and through February 4, 2008, the Company did not consult with Moore regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SECTION 9    FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired – not applicable
(b)	Pro Forma Financial Information – not applicable
(c)	Exhibits – not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUDY NUTRITION

Date: February 4, 2008	By:	/s/ Daniel E. Ruettiger
Daniel E. Ruettiger
Chief Executive Officer